LAS VEGAS SANDS, INC.
                                       AND
                           VENETIAN CASINO RESORT, LLC
                  LIMITED WAIVER, CONSENT AND SECOND AMENDMENT
                               TO CREDIT AGREEMENT

     This LIMITED WAIVER, CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of June 29, 2001 and entered into by and among LAS VEGAS SANDS, INC. ("LVSI"), a Nevada corporation, and VENETIAN CASINO RESORT, LLC ("Venetian"), a Nevada limited liability company, as joint and several obligors (each of LVSI and Venetian, a "Borrower" and, collectively, the "Borrowers"), the financial institutions listed on the signature pages hereof ("Lenders"), THE BANK OF NOVA SCOTIA ("Scotiabank"), as administrative agent for Lenders (in such capacity, the "Administrative Agent"), Scotiabank and GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as Joint-Lead Arrangers (each of GSCP and Scotiabank in such capacity an "Arranger" and together, the "Arrangers") and GSCP as syndication agent (in such capacity, "Syndication Agent"), and is made with reference to that certain Amended and Restated Credit Agreement dated as of June 14, 2000, by and among Borrowers, Lenders, Administrative Agent, Arrangers and Syndication Agent, as amended by that certain First Amendment to Credit Agreement dated as of March 15, 2001, by and among the Borrowers, Lenders, Administrative Agent, Arrangers and Syndication Agent (as amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

     WHEREAS, Borrowers have advised Lenders that (i) they may not be in compliance with the Minimum Fixed Charge Ratio covenant, the Maximum Leverage Ratio covenant and the Minimum Consolidated Adjusted EBITDA covenant, each as of the Fiscal Quarter ending June 30, 2001 and (ii) they may not be in compliance with the Consolidated Capital Expenditures covenant for the four Fiscal Quarter period ending June 30, 2001;

     WHEREAS, Borrowers have further advised Lenders that they intend to enter into a waiver and amendment to the FF&E Facility Agreement;

     WHEREAS, the parties to the Credit Agreement desire to provide additional Term Loans in an aggregate principal amount of $5,750,000;

     WHEREAS, Borrowers have requested that Lenders (i) agree to waive compliance with the Minimum Fixed Charge Ratio covenant, the Maximum Leverage Ratio covenant and the Minimum Consolidated Adjusted EBITDA covenant for the Quarter ending June 30, 2001, (ii) consent to the amendment of the FF&E Facility Agreement, (iii) amend the Maximum Consolidated Capital Expenditures covenant and make certain other amendments as set forth below;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:



          Section 1. LIMITED WAIVER

          1.1 Waiver of Compliance with Financial Covenants
          -------------------------------------------------

          A.  Subject  to the  terms and  conditions  set  forth  herein  and in reliance on the representations and warranties of Borrowers herein contained, Lenders hereby waive, for the Fiscal Quarter ending June 30, 2001, compliance with the provisions of subsections 7.6A, 7.6B and 7.6C of the Credit Agreement.

          B. Without  limiting the  generality  of the  provisions of subsection
     10.6 of the Credit Agreement, the waivers set forth herein shall be limited precisely as written and such waivers relate solely to the noncompliance by Borrowers with the provisions of subsections 7.6A, 7.6B and 7.6C of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to (a) constitute a waiver of compliance by Borrowers with respect to (i) subsections 7.6A, 7.6B and 7.6C of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with this waiver of subsections 7.6A, 7.6B and 7.6C of the Credit Agreement or otherwise) or
     (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

          Section 2. CONSENT AND AUTHORIZATION

          Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrowers herein contained, Lenders hereby consent to the waiver and amendment of the FF&E Facility Agreement, which waiver and amendment shall be in form and substance similar to this Amendment (except that such waiver and amendment shall not provide for additional loans) and reasonably satisfactory to Administrative Agent. The consent shall in no event constitute a consent to any other amendment of the FF&E Facility Agreement. The consent set forth above shall in no event prejudice any right or remedy that Lenders may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

          Section 3. AMENDMENTS TO THE CREDIT AGREEMENT

          3.1 Amendments to Section 1: Provisions Relating to Defined Terms
          -----------------------------------------------------------------

          A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

          "Second Amendment" means that certain Limited Waiver, Consent and Second Amendment to Credit Agreement, dated as of June 29, 2001, among Borrowers, Lenders, Administrative Agent, Arrangers and Syndication Agent.

          "Second Amendment Effective Date" means that date on which the conditions set forth in Section 4 of the Second Amendment have been satisfied.

          "Tranche C Term Loan Commitment" means the commitment of a Lender to make a Tranche C Term Loan to Borrowers pursuant to subsection 2.1AA, and "Tranche C Term Loan Commitments" means such commitments of all Lenders in the aggregate.

          "Tranche C Term Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the funding of the Tranche C Term Loans, that Lender's Tranche C Term Loan Commitment and (ii) after the funding of the Tranche C Term Loans, the outstanding principal amount of the Tranche C Term Loans made by that Lender.

          "Tranche C Term Loan" or "Tranche C Term Loans" means one or more of the Loans made by Lenders to Borrowers pursuant to subsection 2.1AA.

          "Tranche C Term Notes" means (i) the promissory notes of Borrowers issued pursuant to subsection 2.1E on the Second Amendment Effective Date and (ii) any promissory notes issued by Borrowers pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche C Term Loan Commitments or Tranche C Term Loans of any Lenders, in each case substantially in the form of Exhibit III-D annexed hereto.

          B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting each of the definitions of "Class", "Commitment", "Loan Exposure", "Notice of Borrowing", "Pro Rata Share", "Requisite Class Lenders" and
     "Term Loans" therefrom in their entirety and substituting therefor the following:

          "Class" means, as applied to Lenders, each of the following four classes of Lenders: (i) Lenders having Tranche A Term Loan Exposure, (ii) Lenders having Tranche B Term Loan Exposure, (iii) Lenders having Tranche C Term Loan Exposure and (iv) Lenders having Revolving Loan Exposure.

          "Commitment"  means the  commitment  of a Lender to make  Loans as set
     forth  in  subsections  2.1A  and  2.1AA,  and  "Commitments"   means  such
     commitments of all Lenders in the aggregate.

          "Loan Exposure" means, with respect to any Lender as of any date of determination, the sum of (i) such Lender's Tranche A Term Loan Exposure,
     (ii) such Lender's Tranche B Term Loan Exposure, (iii) such Lender's Tranche C Term Loan Exposure and (iv) such Lender's Revolving Loan Exposure.

          "Notice  of  Borrowing"  means a notice  substantially  in the form of
     Exhibit I-A and/or Exhibit I-B and/or Exhibit I-C, annexed hereto delivered by Borrowers to Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing.

          "Pro Rata Share" means (i) with respect to all payments, computations and other matters relating to the Tranche A Term Loan Commitment or the Tranche A Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche A Term Loan Exposure of that Lender by (y) the aggregate Tranche A Term Loan Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the Tranche B Term Loan Commitment or the Tranche B Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche B Term Loan Exposure of that Lender by
     (y) the aggregate Tranche B Term Loan Exposure of all Lenders, (iii) with respect to all payments, computations and other matters relating to the Tranche C Term Loan Commitment or the Tranche C Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche C Term Loan Exposure of that Lender by (y) the aggregate Tranche C Term Loan Exposure of all Lenders, (iv) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, and (v) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Tranche A Term Loan Exposure of that Lender plus the Tranche B Term Loan Exposure of that Lender plus the Tranche C Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (y) the sum of the aggregate Tranche A Term Loan Exposure of all Lenders plus the aggregate Tranche B Loan Exposure of all Lenders plus the aggregate Tranche C Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The Pro Rata Share of each Lender as of the Second Amendment Effective Date for purposes of each of clauses (i), (ii), (iii), (iv) and (v) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

          "Requisite Class Lenders" means, at any time of determination (i) for the Class of Lenders having Tranche A Term Loan Exposure, Lenders having or holding more than 50% of the sum of the aggregate Tranche A Term Loan Exposure of all Lenders, (ii) for the Class of Lenders having Tranche B Term Loan Exposure, Lenders having or holding more than 50% of the sum of aggregate Tranche B Term Loan Exposure of all Lenders, (iii) for the Class of Lenders having Tranche C Term Loan Exposure, Lenders having or holding more than 50% of the sum of aggregate Tranche C Term Loan Exposure of all Lenders and (iv) for the Class of Lenders having Revolving Loan Exposure, Lenders having or holding more than 50% of the aggregate Revolving Loan Exposure of all Lenders.

          "Term Loans" means the Tranche A Term Loans, the Tranche B Term Loans and the Tranche C Term Loans; provided that for purposes of subsection 10.6, "Term Loans" shall have the meaning assigned to that term in the Existing Credit Agreement.

          3.2  Amendments  to Section 2:  Amounts and Terms of  Commitments  and
          ----------------------------------------------------------------------
     Loans
     -----

          A. The Credit Agreement is hereby amended by adding a new subsection 2.1AA immediately following subsection 2.1A thereof as follows:

          "AA Tranche C Term Loan Commitments. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrowers herein set forth and, while in effect, the representations and warranties set forth in the Disbursement Agreement, each Lender having a Tranche C Term Loan Commitment severally agrees to lend to Borrowers in one disbursement on the Second Amendment Effective Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche C Term Loan Commitments, to be used for the purposes identified in subsection 2.5A(iii). The amount of each Lender's Tranche C Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Tranche C Term Loan Commitments as of the Second Amendment Effective Date is $5,750,000; provided that the Tranche C Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche C Term Loan Commitments pursuant to subsection 10.1B; provided further that the amount of the Tranche C Term Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii). Each Lender's Tranche C Term Loan Commitment shall expire immediately and without further action when the Tranche C Term Loans are made on the Second Amendment Effective Date. Amounts borrowed under this subsection 2.1AA and subsequently repaid or prepaid may not be reborrowed."

          B. Subsection 2.1B of the Credit Agreement is hereby amended by adding the following proviso at the end of the first paragraph thereof:

          "; provided further, that the Tranche C Term Loans shall be made at one time and in full on the Second Amendment Effective Date"

          C. Subsection 2.1B of the Credit Agreement is hereby further amended by deleting the second paragraph thereof in its entirety and substituting the following therefor:

          "Whenever Borrowers desire that Lenders make Revolving Loans, Tranche B Term Loans or Tranche C Term Loans they shall deliver to Administrative Agent a Notice of Borrowing no later than 10:00 A.M. (New York City time) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurodollar Rate Loan) or at least one Business Day in advance of the proposed Funding Date (in the case of a Base Rate Loan). The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount of Revolving Loans, Tranche B Term Loans or Tranche C Term Loans requested, (iii) whether such Revolving Loans, Tranche B Term Loans or Tranche C Term Loans shall be Base Rate Loans or Eurodollar Rate Loans, and (iv) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefor. Borrowers shall notify Administrative Agent and Disbursement Agent prior to the funding of any Revolving Loans in the event that any of the matters to which Borrowers are required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by Borrowers of the proceeds of any Revolving Loans shall constitute a re-certification by Borrowers, as of the applicable Funding Date, as to the matters to which Borrowers are required to certify in the applicable Notice of Borrowing."

          D. Subsection 2.1E of the Credit Agreement is hereby amended by adding the following sentence to the end of the first paragraph thereof:

          "Borrowers shall execute and deliver on the Second Amendment Effective Date to each Lender having a Tranche C Term Loan Commitment (or to Administrative Agent for that Lender) a Tranche C Term Note substantially in the form of Exhibit III-D annexed hereto to evidence that Lender's Tranche C Term Loan, in the principal amount of that Lender's Tranche C Term Loan Commitment and with other appropriate insertions."

          E. Subsection 2.2A of the Credit Agreement is hereby amended by adding a new subsection 2.2A(iv) at the end thereof as follows:

               "(iv) Tranche C Term Loans. Subject to the provisions of subsection 2.2E and 2.7, the Tranche C Term Loans shall bear interest through maturity as follows:

                    (a) if a Base  Rate  Loan,  then at the sum of the Base Rate plus 2.50%; or ----

                    (b) if a  Eurodollar  Rate  Loan,  then  at  the  sum of the
               Adjusted Eurodollar Rate plus 3.50%." ----

          F. Subsection 2.2B of the Credit Agreement is hereby amended by deleting clause (v) therefrom in its entirety and substituting therefor the following:

               "(v) no Interest Period with respect to any portion of the Loans shall extend beyond the sixth anniversary of the Closing Date or, with respect to the Tranche B Term Loans, June 30, 2004, or, with respect to the Tranche C Term Loans, June 30, 2004."

          G. Subsection 2.4A of the Credit Agreement is hereby amended by adding a new subsection 2.4A(iii) at the end thereof as follows:

               "(iii) Tranche C Term Loans. On or before June 30, 2004, Borrowers shall pay all principal, interest and other amounts owing by Borrowers under this Agreement with respect to the Tranche C Term Loans."

          H. Subsection 2.4B(iv) of the Credit Agreement is amended by deleting paragraph (e) therefrom in its entirety and substituting therefor the following:

               "(e) Any Lender holding Tranche B Term Loans or Tranche C Term Loans may elect, by notice to Administrative Agent in writing (or by telephone or telecopy promptly confirmed writing) at least two Business Days prior to any prepayment of Tranche B Term Loans or Tranche C Term Loans required to be made by Borrowers for the account of such Lender pursuant to subsection 2.4B(iii), to have all or a portion of such prepayment to be allocated instead to the Tranche A Term Loans to the extent of the outstanding unpaid principal amount thereof."

          I. Subsection 2.5A of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

               "(i) The proceeds of the Tranche A Term Loans shall be applied by Borrowers to pay Project Costs in accordance with the Disbursement Agreement (including costs and expenses incurred by Borrowers in connection with the transactions contemplated hereby), all in accordance with the Disbursement Agreement, (ii) the proceeds of the Tranche B Term Loans shall be used to prepay the principal amount of the Tranche A Term Loans in forward order of maturity to the extent of $30,000,000, and to prepay the Revolving Loans to the extent of the remaining proceeds (net of fees and expenses), it being understood that such prepayments shall not reduce the Revolving Loan Commitments and (iii) the proceeds of the Tranche C Term Loans shall be used to make the scheduled payment of principal on the Tranche A Term Loans and Tranche B Term Loans due on June 30, 2001 as provided in subsection 2.4A(i) and 2.4A(ii) respectively."

          3.3 Amendments to Section 6: Borrowers' Affirmative Covenants
          -------------------------------------------------------------

          A. Subsection 6.8 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

          "At all times with respect to the Tranche A Term Loans, at all times after the date which is 60 days after the Restatement Closing Date with respect to the Tranche B Term Loans and at all times after the date which is 60 days after the Second Amendment Effective Date with respect to the Tranche C Term Loans, Borrowers shall maintain in effect one or more Interest Rate Agreements with respect to the Term Loans, each such Interest Rate Agreement to be for a term and in form and substance reasonably satisfactory to Administrative Agent, which Interest Rate Agreements shall effectively limit the Unadjusted Eurodollar Rate Component (as hereinafter defined) of the interest costs to Borrowers with respect to an aggregate notional principal amount of not less than 50.0% of the aggregate principal amount of the Term Loans outstanding from time to time (based on the assumption that such notional principal amount was a Eurodollar Rate Loan with an Interest Period of three months) to a rate equal to not more than 9.0% per annum. For purposes of this subsection 6.8, the term "Unadjusted Eurodollar Rate Component" means that component of the interest costs to Borrowers in respect of a Eurodollar Rate Loan that is based upon the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate."

          3.4 Amendments to Section 7: Borrowers' Negative Covenants
          ----------------------------------------------------------

          A. Subsection 7.14 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

          "Borrowers shall not, and shall not permit their Subsidiaries to, make or incur Consolidated Capital Expenditures, in any combined four Fiscal Quarter period indicated below, in an aggregate amount in excess of the corresponding amount (the "Maximum Consolidated Capital Expenditures Amount") set forth below opposite such combined four Fiscal Quarter period; provided that the Maximum Consolidated Capital Expenditures Amount for any combined four Fiscal Quarters shall be increased by an amount equal to the excess, if any, of the Maximum Consolidated Capital Expenditures Amount for the previous combined four Fiscal Quarter period over the actual amount of Consolidated Capital Expenditures for such previous combined four Fiscal Quarter period:



                                                         Maximum
        Four Fiscal                                      Consolidated Capital
        Quarter Period                                   Expenditures Amount
        ====================================             ====================
        Fiscal Quarter ending December 31,               $15,000,000
        1999, Fiscal Quarter ending March
        31, 2000, Fiscal Quarter ending June
        30, 2000 and Fiscal Quarter ending
        September 30, 2000

        Fiscal Quarter ending December 31,               $60,000,000
        2000, Fiscal Quarter ending March
        31, 2001, Fiscal Quarter ending June
        30, 2001 and Fiscal Quarter ending
        September 30, 2001

        Fiscal Quarter ending December 31,               $25,000,000
        2001, Fiscal Quarter ending March
        31, 2002, Fiscal Quarter ending June
        30, 2002 and Fiscal Quarter ending
        September 30, 2002

        Fiscal Quarter ending December 31,               $25,000,000
        2002, Fiscal Quarter ending March
        31, 2003, Fiscal Quarter ending June
        30, 2003 and Fiscal Quarter ending
        September 30, 2003

        Fiscal Quarter ending December 31,               $30,000,000
        2003, Fiscal Quarter ending March
        31, 2004, Fiscal Quarter ending June
        30, 2004 and Fiscal Quarter ending
        September 30, 2004



          3.5 Amendments to Section 10: Miscellaneous
          -------------------------------------------

          A. Subsection 10.1B(i) of the Credit Agreement is hereby amended by deleting the phrase "substantially in the form of Exhibits III-A, III-B, or III-C annexed hereto" contained in the last sentence thereof and substituting the phrase "substantially in the form of Exhibits III-A, III-B, III-C, or III-D annexed hereto" therefor.

          3.6 Substitution of Schedules
          -----------------------------

          A. Schedule 2.1 to the Credit Agreement is hereby amended by adding thereto the information contained in Annex A to this Amendment.

          3.7 Substitution and Addition of Exhibits
          -----------------------------------------

          A. The Credit  Agreement  is hereby  amended  by adding  thereto a new
     Exhibit I-C in the form of Annex B to this Amendment.

          B. Exhibit II to the Credit Agreement is hereby amended by deleting said Exhibit II in its entirety and substituting in place thereof a new
     Exhibit II in the form of Annex C to this Amendment.

          C. The Credit  Agreement  is hereby  amended  by adding  thereto a new
     Exhibit III-D in the form of Annex D to this Amendment.

          Section 4. CONDITIONS TO EFFECTIVENESS

          Sections 1, 2 and 3 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (or waiver of any or all of the conditions precedent by the Administrative Agent in its sole discretion) (the date of satisfaction or waiver of such conditions being referred to herein as the "Second Amendment Effective Date"):

          A. On or before the Second Amendment Effective Date, Borrowers shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

               1.  Copies  of  the  Organizational  Documents  of  such  Person, certified by the Secretary of State of its jurisdiction of organization if such certification is generally available dated a recent date prior to the Second Amendment Effective Date and in each other case, by such Person's secretary or assistant secretary;

               2. To the extent generally available, a good standing certificate from the Secretary of State of its jurisdiction of organization and a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of such jurisdiction, each dated a recent date prior to the Second Amendment Effective Date;

               3. Resolutions of the Board of Directors of such Person approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Second Amendment Effective Date by the corporate secretary or an assistant secretary of such Person as being in full force and effect without modification or amendment;

               4. Signature and incumbency certificates of the officers of such Person executing this Amendment and the Tranche C Term Notes; and

               5. Executed copies of this Amendment, the Tranche C Term Notes substantially in the form of Exhibit III-D to this Amendment and all other instruments duly endorsed, where appropriate, in a manner satisfactory to Administrative Agent, evidencing Borrowers' obligation to repay the Tranche C Term Loans.

          B. Since December 31, 2000, no Material Adverse Effect shall have occurred.

          C. Administrative Agent shall have received from Borrowers (a) a fully executed and notarized fifth amendment to the Deed of Trust, in form and substance reasonably satisfactory to Administrative Agent, duly recorded in the appropriate filing or recording office in the jurisdiction in which the Mortgaged Property is located, or evidence that such fourth amendment to the Deed of Trust has been irrevocably delivered to the Title Company for such recordation, and (b) such title insurance endorsements to the Mortgage Policy (as such term is defined in the Initial Credit Agreement) insuring the interest of the Lenders in the real property securing the Facilities has been obtained, as of the Restatement Closing Date, subject only to Permitted Liens, in form and substance satisfactory to the Arrangers and the Administrative Agent.

          D. Lenders and their respective counsel shall have received (i) originally executed copies of one or more favorable written opinions of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for Borrowers and their Subsidiaries, and (ii) originally executed copies of one or more favorable written opinions of Lionel Sawyer & Collins, Nevada counsel for Borrowers and their Subsidiaries, each in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Second Amendment Effective Date, with respect to the enforceability of the Amended Agreement (as hereinafter defined) and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request. Borrowers hereby acknowledge and confirm that they have requested such counsel to deliver such opinions to Lenders.

          E. Administrative Agent shall have received from Borrowers a duly executed waiver and amendment to the FF&E Facility Agreement which shall include the consent of General Electric Capital Corporation to this Amendment and shall otherwise be in form and substance reasonably satisfactory to Administrative Agent.

          F. No Event of Default or Potential Event of Default under (and as defined in) the Credit Agreement shall have occurred and be continuing or would result from the effectiveness of this Amendment

          G. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be reasonably satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

          Section 5. BORROWERS' REPRESENTATIONS AND WARRANTIES
          ----------------------------------------------------

          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

          A. Corporate Power and Authority. Borrowers have all requisite corporate power and authority to enter into this Amendment and to issue the Tranche C Term Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the other Loan Documents.

          B. Authorization of Agreements. The execution and delivery of this Amendment and the Tranche C Term Notes, and the performance of the Amended Agreement and the issuance, delivery and payment of the Tranche C Term Notes and the payment of the Tranche C Term Notes have been duly authorized by all necessary corporate action on the part of Borrowers.

          C. No Conflict. The execution and delivery by Borrowers of this Amendment and the Tranche C Term Notes and the performance by Borrowers of the Amended Agreement and the issuance, delivery and payment of the Tranche C Term Notes by Borrowers do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrowers or any of their Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Borrowers or any of their Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrowers or any of their Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers or any of their Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers or any of their Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers or any of their Subsidiaries except for such violations, conflicts, approvals and consents the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect.

          D. Governmental Consents. The execution and delivery by Borrowers of this Amendment and the Tranche C Term Notes and the performance by Borrowers of the Amended Agreement and the issuance, delivery and payment of the Tranche C Term Notes by Borrowers and the payment of the Tranche C Term Notes do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Borrowers and are, and the Tranche C Term Notes, when executed and delivered, will be the legally valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Section 6. ACKNOWLEDGEMENT AND CONSENT
          --------------------------------------

          Each of the undersigned Loan Parties and Sheldon G. Adelson hereby acknowledges that they have reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit
     Agreement effected pursuant to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations and that such Loan Documents are in full force and effect and are hereby confirmed and ratified in all respects. Sheldon G. Adelson hereby confirms that the Adelson Completion Guaranty, the Adelson Intercreditor Agreement and the Adelson Subordination Agreement (each an "Adelson Agreement" and collectively, the "Adelson Agreements") are in full force and effective, that the Obligations continue to constitute "Obligations" under and as defined in each Adelson Agreement, that the Obligations continue to benefit from the subordination and intercreditor arrangements created under the Adelson Intercreditor Agreement and the Adelson Subordination Agreement and ratifies and confirms each Adelson Agreement.

          Section 7. MISCELLANEOUS
          ------------------------

          A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

               (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

               (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. Fees and Expenses. Borrowers acknowledge that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

          C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1, 2 and 3 hereof, the effectiveness of which is governed by Section 4 hereof) shall become effective upon the execution of a counterpart hereof by Borrowers, and Requisite Lenders and each of the Loan Parties and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.



                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


 BORROWERS:

                           LAS VEGAS SANDS, INC.


                           By:      /s/David Friedman
                                    --------------------------
                                    Name:  David Friedman
                                    Title: Assistant to Chairman of the Board
                                           and Secretary


                           VENETIAN CASINO RESORT, LLC

                           By: Las Vegas Sands, Inc. its managing member


                           By:      /s/David Friedman
                                    --------------------------
                                    Name:  David Friedman
                                    Title: Assistant to Chairman of the Board
                                           and Secretary



 LOAN PARTIES:

 (for purposes of Section 6 only)

                           MALL INTERMEDIATE HOLDING COMPANY, LLC

                           By:      Venetian Casino Resort, LLC, its sole
                                    member

                           By:      Las Vegas Sands, Inc., its managing member


                           By:      /s/David Friedman
                                    --------------------------
                                    Name:  David Friedman
                                    Title: Assistant to Chairman of the Board
                                           and Secretary

                           LIDO INTERMEDIATE HOLDING COMPANY, LLC


                           By:      Venetian Casino Resort, LLC, its sole
                                    member

                           By:      Las Vegas Sands, Inc., its managing member


                           By:      /s/David Friedman
                                    --------------------------
                                    Name:  David Friedman
                                    Title: Assistant to Chairman of the Board
                                           and Secretary


                           GRAND CANAL SHOPS MALL CONSTRUCTION, LLC

                           By:      Venetian Casino Resort, LLC, its sole
                                    member

                           By:      Las Vegas Sands, Inc., its managing member


                           By:      /s/David Friedman
                                    --------------------------
                                    Name:  David Friedman
                                    Title: Assistant to Chairman of the Board
                                           and Secretary


                           SHELDON G. ADELSON


                           By:      /s/Sheldon G. Adleson
                                    --------------------------
                                    Name:  Sheldon G. Adleson
                                    Title:

 LENDERS:

                           THE BANK OF NOVA SCOTIA,
                           individually and as a Lender,
                           Lead Arranger and
                           Administrative Agent


                           By:      /s/Alan Pendergast
                                    --------------------------
                                    Name:  Alan Pendergast
                                    Title: Managing Director



 GROUP LENDERS:

                           Transamerica Life Insurance and Annity Company



                           By:      /s/ John Bailey
                                    --------------------------
                                    Name:  John Bailey
                                    Title: Vice President

                           ALLSTATE LIFE INSURANCE COMPANY

                           By:      /s/Jerry D Zinkula
                                    --------------------------
                                    Name:  Jerry D Zinkula
                                    Title: Authorized Signatory



                           By:      /s/ Patricia W. Wilson
                                    --------------------------
                                    Name:  Patricia W. Wilson
                                    Title: Authorized Signatory



                           AIMCO CDO Series 2000-A

                           By:      /s/Jerry D Zinkula
                                    --------------------------
                                    Name:  Jerry D Zinkula
                                    Title: Authorized Signatory



                           By:      /s/ Patricia W. Wilson
                                    --------------------------
                                    Name:  Patricia W. Wilson
                                    Title: Authorized Signatory

                           AMMC CDO II, LIMITED

                           By:      American Money Management Corp.,
                                    as Collateral Manager



                           By:      /s/ David P. Meyer
                                    --------------------------
                                    Name:  David P. Meyer
                                    Title: Vice President

                           BEAR STEARNS



                           By:      /s/ Keith C. Barnish
                                    --------------------------
                                    Name:  Keith C. Barnish
                                    Title: Authorized Signatory

                           BLACK DIAMOND CLO 2000-1 LTD.


                           By:      /s/ David Egglishaw
                                    --------------------------
                                    Name:  David Egglishaw
                                    Title: Director

                           Canadian Imperial Bank of Commerce


                           By:      /s/Koren Volk
                                    --------------------------
                                    Name:  Koren Volk
                                    Title: Authorized Signatory

                           CREDIT SUISSE ASSET MANAGEMENT
                           CSAM FUNDING I



                           By:      /s/Andrew H. Marshak
                                    --------------------------
                                    Name:  Andrew H. Marshak
                                    Title: Managing Director

                           FIRST UNION NATIONAL BANK



                           By:      /s/Charles B. Edmondson
                                    --------------------------
                                    Name:  Charles B. Edmondson
                                    Title: Vice President

                           LONG LANE MASTER TRUST IV

                           By:      FLEET NATIONAL BANK as Trust Administrator



                           By:      /s/Renee Nadler
                                    --------------------------
                                    Name:  Renee Nadler
                                    Title:

                           FOOTHILL INCOME TRUST, L.P.



                           By:      /s/R. Michael Bohannon
                                    --------------------------
                                    Name:  R. Michael Bohannon
                                    Title: Managing Member

                           FOOTHILL INCOME TRUST II, L.P.



                           By:      /s/R. Michael Bohannon
                                    --------------------------
                                    Name:  R. Michael Bohannon
                                    Title: Managing Member

                           NATIONAL WESTMINSTER BANK PLC
                           By:      NatWest Capital Markets Limited, its Agent
                           By:      Greenwich Capital Markets, Inc., its Agent


                           By:      /s/Harry Paschalidis
                                    --------------------------
                                    Name:  Harry Paschalidis
                                    Title: Assistant Vice President

                           GOLDMAN SACHS CREDIT PARTNERS L.P.


                           By:      /s/Elizabeth Fischer
                                    --------------------------
                                    Name   Elizabeth Fischer
                                    Title  Authorized Signatory

                           HIGHLAND LEGACY LIMITED

                           BY:      HIGHLAND CAPITAL MANAGEMENT L.P.,
                                    as Collateral Manager


                           By:      /s/Todd Travers
                                    --------------------------
                                    Name:   Todd Travers
                                    Title:  Senior Vice President

                           PAM CAPITAL FUNDING LP


                           BY: HIGHLAND CAPITAL FUNDING MANAGEMENT L.P., as Collateral Manager


                           By:      /s/Todd Travers
                                    --------------------------
                                    Name:   Todd Travers
                                    Title:  Senior Vice President

                           SRV-HIGHLAND  INC.


                           By:      /s/Ann E. Morris
                                    --------------------------
                                    Name:  Ann E. Morris
                                    Title: Asst. Vice President

                           OPPENHEIMER SENIOR FLOATING RATE FUND



                           By:      /s/David Foxhoven
                                    --------------------------
                                    Name:  David Foxhoven
                                    Title: A.V.P.

                           Gleneagles Trading LLC



                           By:      /s/ Ann E. Morris
                                    --------------------------
                                    Name:  Ann E. Morris
                                    Title: Asst. Vice President

                           PINEHURST TRADING, INC.



                           By:      /s/Ann E. Morris
                                    --------------------------
                                    Name:  Ann E. Morris
                                    Title: Asst. Vice President

                           TORONTO DOMINION (TEXAS), INC.



                           By:      /s/Ann S. Slanis
                                    --------------------------
                                    Name:  Ann S. Slanis
                                    Title: Vice President

                                     ANNEX A

                           Supplement to Schedule 2.1

                                     ANNEX B

                                   EXHIBIT I-C

                          [FORM OF NOTICE OF BORROWING]

                 NOTICE OF BORROWING (FOR TRANCHE C TERM LOANS)

     Pursuant to that certain Amended and Restated Credit Agreement dated as of ___________ __, 2000, as amended, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement as amended, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among LAS VEGAS SANDS, INC., a Nevada corporation, VENETIAN CASINO RESORT, LLC, a Nevada limited liability company, as joint and several obligors (collectively, the "Borrowers"), the financial institutions listed therein as Lenders ("Lenders"), The Bank of Nova Scotia, as Administrative Agent ("Administrative Agent"), and The Bank of Nova Scotia and Goldman Sachs Credit Partners L.P., as Joint-Lead Arrangers and Goldman Sachs Credit Partners L.P. as Syndication Agent, this represents Borrowers' request to borrow Revolving Loans as follows:


         1.     Date of borrowing:         ___________________, 2001
                -----------------
         2.     Amount of borrowing:       $5,750,000
                -------------------
         3.     Lenders:  Lenders, in accordance with their applicable Pro Rata
                -------   Shares
         4.     Interest rate option:      ~ a.  Base Rate Loan(s)
                --------------------

                                           ~ b.  Eurodollar Rate Loans with
                                                 an initial Interest Period
                                                 of ____________ month(s)


The proceeds of such Tranche C Term Loans are to be transferred to the Administrative Agent and applied to make the scheduled principal payment due on the Tranche A Term Loans and the Tranche B Term Loans pursuant to subsections 2.4A(i) and (ii) of the Credit Agreement.


     The undersigned officers, to the best of their knowledge, and Borrowers certify that:

          (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

          (ii) No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default; and

          (iii) Borrowers has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.

 DATED:
        ----------------------------
                                    LAS VEGAS SANDS, INC.


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:


                                    VENETIAN CASINO RESORT, LLC

                                    By: Las Vegas Sands, Inc.,
                                        its Managing Member


                                    By:
                                        --------------------------------

                                        Name:
                                        Title:

                                     ANNEX C

                                   EXHIBIT II

                   [FORM OF NOTICE OF CONVERSION/CONTINUATION]

                        NOTICE OF CONVERSION/CONTINUATION

          Pursuant to that certain Amended and Restated Credit Agreement dated as of ___________ __, 2000, as amended, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement as amended, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among LAS VEGAS SANDS, INC., a Nevada corporation, VENETIAN CASINO RESORT, LLC, a Nevada limited liability company, as joint and several obligors (collectively, the "Borrowers"), the financial institutions listed therein as Lenders ("Lenders"), The Bank of Nova Scotia, as Administrative Agent ("Administrative Agent"), and The Bank of Nova Scotia and Goldman Sachs Credit Partners L.P., as Joint-Lead Arrangers and Goldman Sachs Credit Partners L.P. as Syndication Agent, this represents Borrowers' request to borrow Revolving Loans as follows:

         1.      Date of conversion/continuation:  __________________, _______
                 -------------------------------

         2.      Amount of Loans being converted/continued:  $_________________
                 -----------------------------------------

         3.      Type of Loans being converted/continued:
                 ---------------------------------------

                          ~  a.   Tranche A Term Loans

                          ~  b.   Tranche B Term Loans

                          ~  c.   Tranche C Term Loans

                          ~  d.   Revolving Loans

         4.       Nature of conversion/continuation:
                  ---------------------------------

                          ~  a.   Conversion of Base Rate Loans to Eurodollar
                                  Rate Loans

                          ~  b.   Conversion of Eurodollar Rate Loans to Base
                                  Rate Loans

                          ~  c.   Continuation of Eurodollar Rate Loans as such

     5. If Loans are being  continued as or converted to Eurodollar  Rate Loans,
the   duration   of   the   new   Interest   Period   that   commences   on  the
conversion/continuation date: _______________ month(s)

     In the case of a conversion to or continuation of Eurodollar Rate Loans, the undersigned officer, to the best of his or her knowledge, and Borrowers certify that no Event of Default or Potential Event of Default has occurred and is continuing under the Credit Agreement.


DATED:                              LAS VEGAS SANDS, INC.
       ----------------------

                                    By:
                                        -----------------------------
                                        Name:
                                        Title:



                                    VENETIAN CASINO RESORT, LLC

                                    By: Las Vegas Sands, Inc.,
                                        its Managing Member


                                    By:
                                        -----------------------------
                                        Name:
                                        Title:

                                     ANNEX D

                                  EXHIBIT III-D

                          [FORM OF TRANCHE C TERM NOTE]

                              LAS VEGAS SANDS, INC.

                                       and

                           VENETIAN CASINO RESORT, LLC

                     PROMISSORY NOTE DUE ____________, 2004

$1                                                           New York, New York
                                                         _____________ __, 2001

     FOR VALUE RECEIVED, LAS VEGAS SANDS, INC. a Nevada corporation and VENETIAN CASINO RESORT, LLC, a Nevada limited liability company, as joint and several obligors (collectively, the "Borrowers"), promise to pay to 2 ("Payee") the principal amount of 3 ($[1]) as described below.

     Borrowers also promise to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of June 14, 2000 among Borrowers as joint and several obligors, the financial institutions listed therein as Lenders, The Bank of Nova Scotia, as Administrative Agent, and The Bank of Nova Scotia and Goldman Sachs Credit Partners L.P., as Joint-Lead Arrangers and Goldman Sachs Credit Partners L.P., as Syndication Agent (said Amended and Restated Credit Agreement, as amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

     Borrowers shall make a principal payment on this Note on June 30, 2004 to the extent all principal outstanding hereunder has not theretofore been paid in full. Such payment shall be due on the date specified in the Credit Agreement and in an amount determined in accordance with the provisions thereof; provided that such payment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.

     This Note is one of Borrowers' "Tranche C Term Notes" in the aggregate principal amount of $5,750,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Tranche C Term Loan evidenced hereby was made and is to be repaid.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Borrowers and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Borrowers hereunder with respect to payments of principal of or interest on this Note.

     Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

     This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Borrowers as provided in subsection 2.4B(i) of the Credit Agreement.

     THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF BORROWERS AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

     This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.17 of the Credit Agreement.

     No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Borrowers, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     Borrowers promise to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Borrowers and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     IN WITNESS WHEREOF, Borrowers have caused this Note to be duly executed and delivered by its officers thereunto duly authorized as of the date and at the place first written above.


                                                LAS VEGAS SANDS, INC.


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:



                                                VENETIAN CASINO RESORT, LLC

                                                By:   Las Vegas Sands, Inc.,
                                                      its Managing Member


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:




----------
1.   Insert amount of Lender's Tranche C Term Loan in numbers.
2.   Insert Lender's name in capital letters.
3.   Insert amount of Lender's Tranche C Term Loan in words.


                                      D-2